UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Jamf Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing shareholders of Jamf Holding Corp., a Delaware corporation (the “Company”), with a definitive proxy statement related to the proposed transaction with Jawbreaker Parent, Inc., a Delaware corporation (“Parent”), in which Jawbreaker Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of October 28, 2025 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents:

1.	An email from the Company's CEO provided to employees on October 29, 2025.

2.	Questions and Answers provided to Company employees on October 29, 2025.

3.	Questions and Answers provided to Company employees on October 29, 2025 for use with customers, partners and prospects.

4.	An internal post provided to Company employees through their internal platform on October 29, 2025.

5.	An email template to be provided to customers starting on October 29, 2025.

6.	An email template to be provided to partners and vendors starting on October 29, 2025.

7.	A screenshot of a social media post posted to LinkedIn on October 29, 2025.

*   *   *

Project Jawbreaker All-Employee Email

To: All Jamf Employees

From: John

Subject: Exciting New Chapter for Jamf

Jamf,

I’m very excited to share that earlier today, we announced that we entered into an agreement with Francisco Partners (“FP”) to acquire all of the outstanding shares of Jamf for $2.2B, or $13.05 per share. Read the press release here.

Francisco Partners is a leading global investment firm focused exclusively on information technology and tech-enabled businesses.

The transaction is expected to close in the first quarter of 2026, subject to shareholder approval and other customary closing conditions, including receipt of required regulatory approvals. Upon completion of the transaction, Jamf’s common stock will no longer be publicly traded on the Nasdaq, and Jamf will become a privately held company. Prior to closing, it’s business as usual in all respects as we continue to operate as a separate and independent company.

This is great news for the future of our company. We believe, as a private company, we will have greater flexibility to support our goals and drive continued, sustainable, long-term growth. This is expected to include increasing our investments in innovation and M&A, accelerating the value we provide to customers, and creating new opportunities for all of you.

I understand that you’ll have questions about how this announcement may impact you, our customers and partners, and our business. At the most basic level, it remains business as usual in all respects prior to closing, and we will continue to provide the high-quality service, support and solutions our customers have come to expect.

Questions

To help address questions you may have, we’ve put together an email alias: forwardlookingquestions@jamf.com.

For our customer-facing teams, attached is an external FAQ to help you answer any questions you receive. Please only leverage this resource to respond to inquiries. Do not proactively reach out to customers or prospects about this news. Communications will be sent on behalf of Jamf to customers and partners.

Social Media

Please refrain from posting about this announcement or engaging in online conversations.

As a reminder, if you receive any media inquiries, please do not engage and, instead, direct them to Kaitlin Shinkle at Kaitlin.Shinkle@jamf.com.

We will host two global town hall sessions at 10:30 a.m. and 6:00 p.m. Central today. Calendar invites will be sent shortly.

I want to thank you for being a part of Jamf. It is because of you that we continue to celebrate exciting milestones like this one, and I look forward to sharing more of these moments together with all of you in the months and years to come.

Best, John

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.

Jamf Employee FAQ

General Questions

1.	What was announced?

•	Today, we announced that Jamf has entered into a definitive agreement [RELEASE] for Francisco Partners to purchase all Jamf’s outstanding shares in a transaction valued at approximately $2.2 billion, or $13.05 per share.
•	Upon completion of the transaction, which remains subject to stockholder approval and other customary closing conditions, including receipt of required regulatory approvals, Jamf shares will no longer be listed on any public market.

2.	Why is Jamf planning on going private, and why do you believe this is good for Jamf?

•	We believe that transitioning from a public to a private company allows us to focus more on long-term growth and innovation, and ultimately better serve our customers, rather than short-term market expectations.

3.	How do you expect employees to benefit from the transaction?

•	We are confident this transaction is the best path forward for Jamf, which is inclusive of you as employees and our customers.
•	Through our proposed partnership with Francisco Partners, which has a strong track record of valuing innovative and talented teams and empowering the businesses in which it invests, we believe we will be able to increase our investments in innovation and M&A to accelerate the value we provide to customers – resulting in new and exciting opportunities for our global team of employees.

4.	Why do we believe this is good for our customers?

•	We expect becoming a privately held company will allow us to acutely focus on delivering exceptional value to our customers without the pressure of quarterly earnings or short-term market expectations.
•	With the support of Francisco Partners, Jamf expects to be able to accelerate innovation to deliver enterprise Apple management and security designed for today’s workplace.
•	Ultimately, we expect this move to position us to build stronger solutions and deepen our partnerships, ensuring our customers receive the highest level of service and innovation over the long term.

5.	Who is Francisco Partners and why did we choose to partner with them?

•	Francisco Partners is a leading global investment firm focused exclusively on information technology and tech-enabled businesses.
•	As a private company, we expect to have added financial resources and strategic flexibility to increase our investments in innovation and M&A, create new opportunities for our team, and ultimately drive continued, sustainable, long-term growth.

Strategy and Operations Questions

6.	What does this announcement mean in terms of day-to-day operations? How will this impact the way we work?

•	This transaction will have no immediate effect on our day-to-day responsibilities, and we will continue to conduct our business as usual as an independent, separate company until the closing of the transaction.
•	It is important to remain focused on doing what we do best day in and day out—delivering solutions that help organizations succeed with Apple.
•	As for next steps, we expect that this transaction will close in Q1 of 2026, subject to stockholder approval and other customary closing conditions, including receipt of required regulatory approvals.
•	After closing, we expect to maintain our current headquarters in Minneapolis and our offices around the globe.
•	Our mission and strategy are the keys to our success — these remain unchanged.

7.	Will our strategy change post-close?

•	Francisco Partners shares our commitment to our Apple-first strategy. Francisco Partners also understands that our people are who got us to where we are today and are key to getting us to where we need to go. We will continue executing our strategic initiatives and driving sustainable, long-term growth.

8.	Will there be management changes as a result of the transaction?

•	Until the closing of the transaction, we will continue to operate as a separate, independent company with business as usual in all respects.
•	As Francisco Partners has indicated, they have tremendous respect for our people, expertise, and strategy. This was one of the main reasons they were attracted to our team and company in the first place.

9.	When will the transaction close? What should I expect between now and then?

•	Please keep in mind that today’s announcement is only the first step in completing the transaction.
•	There are still a number of steps we need to complete before the transaction is closed, which we expect to occur in Q1 of 2026, subject to stockholder approval and other customary closing conditions, including receipt of required regulatory approvals.
•	Until then, it remains business as usual in all respect for Jamf.

Employee Questions

10.	Will there be any layoffs as a result of this transaction? Will reporting structures change?

•	We have entered into this agreement with Francisco Partners to accelerate our growth.
•	As previously stated, Francisco Partners shares our commitment to our company’s vision and strategy and has tremendous respect for our teams.
•	The talent of our employees is among the many reasons why we believe Francisco Partners was interested in Jamf in the first place.
•	This is just day one – the transaction hasn’t yet closed – so we’re continuing to operate as we always have as a separate, independent company.
•	What we can share is that Francisco Partners has a proven track record and we believe their decision to enter into this transaction with Jamf is indicative of the tremendous value they see in our company and the opportunities we have for continued growth and success.

11.	How will this impact my compensation and employee benefits post-closing?

•	Until the transaction closes, we’re continuing to operate as we always have, and you should expect to see no change in your compensation and employee benefits as a result of this announcement.
•	Please complete your benefits enrollment in Workday based on the information previously provided in Jamfiverse. Open Enrollment ends on November 9, 2025.

12.	What happens to my vested and unvested equity awards?

•	Vested equity awards will be paid out at $13.05 per share in cash in connection with the closing of the transaction.
•	Any unvested RSU’s will be converted into the right to receive a cash award at $13.05 per share on your existing vesting schedule. In other words, once your existing awards vest, you will be paid out in cash for those awards vs. receiving stock.
•	Upon closing, shares of Jamf will cease to trade on any public market.

13.	What will happen to my current ESPP shares?

•	ESPP shares will be paid out at close at $13.05 per share.
•	Payroll contributions which have been deducted from paychecks and not used for purchase of ESPP shares will be refunded to you. Further information on timing will be provided as details are confirmed.

14.	Will there be an ESPP going forward?

•	No, we will be a privately held company, and an ESPP will no longer be maintained.

15.	Will FY25 bonuses still be paid out?

•	Yes, for bonus-eligible employees we will pay out bonuses in accordance with our plan, which is based on corporate achievement in addition to personal performance.

Communications Questions:

16.	What can I tell customers?

•	You can assure our customers that it is business as usual at Jamf. They remain our top priority, and our entire team remains focused on continuing to provide them with the best-in-class service and solutions they have come to expect.
•	We will also be communicating with our customers to inform them that it remains business as usual here at Jamf, that we will operate as a separate, independent company prior to closing, and that they should see no change as a result of this announcement.
•	Importantly, our mission, culture, and commitment to customers remain unchanged.
•	Over time, we believe this transaction will result in added benefits for our customers as we leverage Francisco Partners’ financial support and strategic expertise to further invest in our business and accelerate our growth.

17.	What can I tell partners / vendors?

•	This is just day one – the transaction hasn’t yet closed – so we’re continuing to operate as we always have, and our vendors and partners should see no change as a result of this announcement.
•	We will also be communicating with our partners to inform them that it remains business as usual here at Jamf, and that they should see no change as a result of this announcement.

18.	When will I receive additional information on the transaction?

•	We are committed to sharing more information as the transaction progresses.
•	Please note transactions of this nature as a public company involve certain legal limitations regarding communication. We will continue to communicate with you as openly and transparently as possible as we move forward through this process.
•	You can expect to find future communications in our regularly planned All-Hands meetings and email communication from leadership.

19.	Who can I talk to if I have questions?

•	Please contact your respective functional leader or email forwardlookingquestions@Jamf.com if you have further questions. You can also contact your HR Business Partner for any HR-related questions.
•	We remain committed to keeping you informed as we have updates to share.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.

External FAQs
For use in conversations with Jamf customers, partners and prospects.

Q: What happened?

•	On October 29, 2025, Jamf announced that it entered into a definitive agreement with Francisco Partners to acquire all of the outstanding shares of Jamf for $2.2B or $13.05 per share.
•	We expect the transaction to close in Q1 2026, subject to stockholder approval and other customary closing conditions, including receipt of required regulatory approvals. Until the transaction closes, the parties will remain separate and independent.

Q: Who is Francisco Partners?

•	Francisco Partners is a leading global investment firm focused exclusively on information technology and tech-enabled businesses.
•	As a private company, we expect to have strategic flexibility to increase our investments in innovation and M&A, create new opportunities for our team and, ultimately, best position Jamf to drive continued, sustainable, long-term growth.

Q: Is this good for Jamf?

We believe we have found a terrific partner for the next phase of Jamf’s growth. Francisco Partners was attracted to Jamf because of our strong brand, world-class solutions, global reach and extraordinary customers and employees. Francisco Partners is aligned with our mission of helping organizations succeed with Apple. We believe it is that commitment that makes Francisco Partners such a great partner for the future.

Q: What does this mean for Jamf customers and partners?

•	We believe this investment is great news for our customers and partners as we expect Francisco Partners’ investment in Jamf to accelerate our business, giving us access to resources to continue developing innovative solutions, expanding our best-in-class platform, and ultimately, serving our customers.
•	Our day-to-day operations will remain “business as usual” in all respects until closing. Jamf will continue to provide high-quality service to its customers and partners. Today’s announcement only deepens our commitment to our best-in-class platform, services and support that you have come to expect from Jamf.
•	Until closing, we will continue to operate as a separate and independent company.

Q: Does this mean Jamf will no longer be a public company post-closing?

Once the transaction officially closes, which remains subject to stockholder approval and other customary closing conditions, including receipt of required regulatory approvals, Jamf will no longer be a public company and our shares currently trading under the ticker symbol JAMF will no longer be traded on the any public market.

Q: What if I have further questions about this transaction?

Further details can be found here:

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.

Project Jawbreaker Slack Post

Jamf, I’m excited to share that today we announced that Jamf entered into a definitive agreement for Francisco Partners (“FP”) to acquire all of the outstanding shares of Jamf. The related release can be found online, and I also sent everyone an email with details of the announcement.

For those of you who are not familiar, FP is a leading global investment firm focused exclusively on information technology and tech-enabled businesses. We believe, as a private company, we will have greater flexibility to support our goals and drive continued, sustainable, long-term growth. This is expected to include increasing our investments in innovation and M&A, accelerating the value we provide to customers, and creating new opportunities for all of you. Until closing, we will continue to operate as a separate, independent company.

Please join us at a special sync today at 10:30 a.m. Central or 6:00 p.m. Central. Invites will be sent shortly.

Looking forward to seeing everyone soon.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.

Customer Email or Post

SUBJECT: Our Next Chapter at Jamf

Dear Valued Customer,

Today, we’re excited to share news regarding Jamf’s next chapter. We’ve entered into an agreement with Francisco Partners (“FP”) to acquire all the outstanding shares of Jamf. FP is a leading global investment firm that specializes in partnering with technology and tech-enabled businesses. You can read the press release we issued here [INSERT LINK].

We believe, as a private company, we will have greater flexibility to support our goals and drive continued, sustainable, long-term growth. Notably, this is expected to include increasing our investments in innovation and M&A and accelerating the value that we provide to you.

Importantly, our commitment to you remains unwavering. For all of us, it’s business as usual in all respects. Our entire team remains focused on providing the same best-in-class platform, services, and support that you have come to expect from Jamf. Your Jamf point of contact will remain the same and we will continue to work with you as we always have.

Thank you for your continued trust and partnership. We’re excited to build on the foundation we’ve created together and to shape the future of Apple enterprise management and security with you.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.

Partner / Vendor Email

Subject: The Next Chapter at Jamf

Dear Valued Partner,

Today, we’re excited to share news regarding Jamf’s next chapter. We’ve entered into an agreement with Francisco Partners (“FP”) to acquire all of the outstanding shares of Jamf. FP is a leading global investment firm focused exclusively on information technology and tech-enabled businesses. You can read the press release we issued here: [INSERT LINK].

Importantly, our commitment to our partners remains unwavering. Partnership is central to Jamf’s success, as a private company, we believe Jamf will be even better equipped to help you grow and thrive. Together, our goal will be to deliver even more value to customers and drive greater outcomes across the Jamf ecosystem.

For all of us, it’s business as usual in all respects as we continue to operate as a separate and independent company. Our focus remains on continuing to serve our customers and to enable you, our partners, to do your best work. Your Jamf contacts are the same, and you should feel free to reach out with any questions you may have.

Thank you, as always, for your support of Jamf. We look forward to continuing to build our partnership for years to come.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.